UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

PURSUANT TO SECTION 12(b) OR 12(g) OF THE

SECURITIES EXCHANGE ACT OF 1934

Startech Labs, Inc.
(Exact name of registrant as specified in its charter)

Nevada	46-0745348
(State of incorporation or organization)	(I.R.S. Employer Identification No.)

244 Madison Ave., New York, New York	10016-2817
(Address of principal executive offices)	(Zip Code)

Securities to be registered pursuant to Section 12(g) of the Act:

Common

Name of each exchange on which each class is to be registered:

N/A

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. ☐

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. ☒

Securities Act registration statement file numbers to which this form relates: File No. 333-190658

Securities to be registered pursuant to Section 12(g) of the Act:

Common shares

Title of class

Item 1. Description of Registrant’s Securities to be Registered.

Incorporation by reference to Registration Statement on Form S-1 filed with the Securities and Exchange Commission on August 16, 2013.

Item 2.	Exhibits.

None

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SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Startech Labs, Inc.

Date: March 26, 2020	By:	/s/ Kevin So
Name: Kevin So
Title: CEO, Secretary and Director

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